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                                                               Exhibit 10.10

                      MORTGAGE DEED AND SECURITY AGREEMENT

       THIS MORTGAGE DEED AND SECURITY (the "Mortgage"), dated as of August 28, 1997, by and between PRECISIONAIRE, INC., a Florida corporation, whose address is C/O 2399 26th Avenue North, St. Petersburg, Florida 33713 (hereinafter called the "Mortgagor"), and SUNTRUST BANK, TAMPA BAY, a Florida banking corporation, having an office at 300 1st Street South, Third Floor, St. Petersburg, Florida 33701 (hereinafter called "Mortgagee");

       WITNESSETH, that in consideration of the premises and in order to secure the payment of both the principal of, and interest and any other sums payable on the Note (as hereinafter defined) or this Mortgage and the performance and observance of all of the provisions hereof and of said Note, Mortgagor hereby grants, sells, warrants, conveys, assigns, transfers, mortgages and sets over and confirms unto Mortgagee, all of Mortgagor's estate, right, title and interest in, to and under all that certain real property situate in Polk County, Florida, more particularly described as follows:

                      [SEE EXHIBIT "A" ATTACHED HERETO AND
                        MADE A PART HEREOF BY REFERENCE]

       TOGETHER WITH all improvements now or hereafter located on said real property and all fixtures, appliances, apparatus, equipment, furnishings, heating and air conditioning equipment, machinery and articles of personal property and replacement thereof (other than those owned by lessees of said real property) now or hereafter affixed to, attached to, placed upon, or used in any way in connection with the complete and comfortable use, occupancy, or operation of the said real property, all licenses and permits used or required in connection with the use of said real property, all leases and sales contracts of said real property now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including without limitation, cash or securities deposited thereunder pursuant to said leases or sales contracts, and all rents, issues, proceeds and profits accruing from said real property and together with all proceeds of the conversion, voluntary or involuntary of any of the foregoing into cash or

                    STATE OF FLORIDA DOCUMENTARY STAMPS AND
                     EVIDENCE OF PAYMENT OF INTANGIBLE TAX
                    IN THE AMOUNT PRESCRIBED BY LAW FOR THE
                     NOTE ARE AFFIXED TO THIS MORTGAGE AND
                           CANCELLED PURSUANT TO LAW.


This Instrument prepared by
and is to be returned to:
James A. Park, III, Esquire
Holland & Knight LLP
P.O. Box 32092 - Lakeland, FL  33602-2092

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liquidated claims, including without limitation, proceeds of insurance and condemnation awards (the foregoing said real property, tangible and intangible personal property hereinafter referred to collectively as the "Mortgaged Property"). Mortgagor hereby grants to Mortgagee a security interest in the foregoing described tangible and intangible personal property.

       TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining and the reversion and reversions thereof and all the estate, right, title, interest, homestead, dower and right of dower, separate estate, possession, claim and demand whatsoever, as well in law as in equity, of Mortgagor and unto the same, and every part thereof, with the appurtenances of Mortgagor in and to the same, and every part and parcel thereof unto Mortgagee.

       Mortgagor warrants that Mortgagor has a good and marketable title to an indefeasible fee estate in the real property comprising the Mortgaged Property subject to no lien, charge or encumbrance except such as Mortgagee has agreed to accept and shown on Schedule B-II of title insurance commitment #9702609 issued by Lawyers Title Insurance Corporation to Mortgagee, including the first mortgage to the Polk County Industrial Development Authority and assigned to Sun Bank, National Association, as Trustee, (the "First Mortgage") and Mortgagor covenants that this Mortgage is and will remain a valid and enforceable mortgage on the Mortgaged Property subject only to the exceptions herein provided. Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. Mortgagor will preserve such title and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Any other provision of this Mortgagee to the contrary, Mortgagor will not be in default hereunder if compliance by Mortgagor hereunder would result in a default by Mortgagor under the First Mortgage, provided that Mortgagor has complied with the terms and conditions of the First Mortgage.

       Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time require in order to preserve the priority of the lien of this Mortgage or to facilitate the performance of the terms hereof.

       PROVIDED, HOWEVER, that if Mortgagor shall pay to Mortgagee the indebtedness in the principal sum of $2,134,524.00 as evidenced by that certain promissory note of even date herewith executed by Mortgagor and payable to
order   of Mortgagee (the "Note"), or any renewal or replacement of such Note, with interest and upon the terms as provided therein, and together with all other sums advanced by Mortgagee to or on behalf of Mortgagor pursuant to the Note or this Mortgage prior to the final maturity date of the Note and this Mortgage as specified in the Note and shall perform all other covenants and conditions of the Note, all of the terms of which Note are incorporated herein by reference as though set forth fully herein, and of any renewal, extension or modification thereof and of this Mortgage, then this Mortgage and the estate hereby created shall cease and terminate.

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       Mortgagor further covenants and agrees with Mortgagee as follows:

       1. To pay all sums, including interest secured hereby when due, as provided for in the Note and any renewal, extension or modification thereof and in this Mortgage, all such sums to be payable in lawful money of the United States of America at Mortgagee's aforesaid principal office, or at such other place as Mortgagee may designate in writing.

       2. To pay when due, and without requiring any notice from Mortgagee, all taxes, assessments of any type or nature and other charges levied or assessed against the Mortgaged Property or this Mortgage and produce receipts therefore upon demand. To immediately pay the First Mortgage when due and payable, and to immediately pay and discharge any other claim, lien or encumbrance against the Mortgaged Property which may be or become superior to this Mortgage and to permit no default or delinquency on the First Mortgage or any other lien, encumbrance or charge against the Mortgaged Property.

       3.     [Intentionally omitted.]

       4. To promptly pay all taxes and assessments assessed or levied under and by virtue of any state, federal, or municipal law or regulation hereafter passed, against Mortgagee upon this Mortgage or the debt hereby secured, or upon its interest under this Mortgage, and provided further that in the event of the passage of any such law or regulation imposing a tax or assessment against Mortgagee upon this Mortgage or the debt secured hereby, that the entire indebtedness secured by this Mortgage shall thereupon become immediately due and payable at the option of Mortgagee.

       5. To keep the Mortgaged Property insured against loss or damage by fire, and all perils insured against by an extended coverage endorsement, and such other risks and perils as Mortgagee in its discretion may require. The policy or policies of such insurance shall be in the form in general use from time to time in the locality in which the Mortgaged Property is situated, shall be in such amount as Mortgagee may reasonably require, shall be issued by a company or companies approved by Mortgagee, and shall contain a standard mortgagee clause with loss payable to Mortgagee. Whenever required by Mortgagee, unless otherwise required by the First Mortgage, such policies, shall be delivered immediately to and held by Mortgagee. Subject to the requirements of the First Mortgage, any and all amounts received by Mortgagee under any of such policies may be applied by Mortgagee on the indebtedness secured hereby in such manner as Mortgagee may, in its sole discretion, elect or, at the option of Mortgagee, the entire amount so received or any part thereof may be released. Neither the application nor the release of any such amounts shall cure or waive any default. Subject to the requirements of the First Mortgage, upon exercise of the power of sale given in this Mortgage or other acquisition of the Mortgaged Property or any part thereof by Mortgagee, such policies shall become the absolute property of Mortgagee. Subject to the requirements of the First Mortgage, notwithstanding the foregoing, if Mortgagor provides written documentation satisfactory to the Mortgagee that the fair market value of the Mortgaged Property (as modified) following relocation or reconstruction after a casualty loss with be equal to or exceed the fair market value of the Mortgaged Property, both as of the date hereof and as of the date immediately prior to such casualty loss, then Mortgagee will apply any insurance proceeds to such relocation or reconstruction rather than as a reduction of

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principal and interest due under the Note; provided Mortgagor keeps all interest and installment payments current under such Note.

       6. To first obtain the written consent of Mortgagee, such consent to be granted or withheld at the sole discretion of Mortgagee, but not to be unreasonably withheld or delayed, before (a) removing or demolishing any building now or hereafter erected on the premises, (b) materially altering the arrangement, design or structural character thereof, (c) making any repairs which involve the removal of structural parts or the exposure of the interior of such building to the elements, (d) cutting or removing or permitting the cutting and removal of any trees or timber on the Mortgaged Property, (e) removing or exchanging any material tangible personal property which is part of the Mortgaged Property, other than in the ordinary course of Mortgagor's business, or (f) entering into or modifying any leases of the Mortgaged Property, other than in the ordinary course of Mortgagor's business.

       7. To maintain the Mortgaged Property in good condition and repair, including but not limited to the making of such repairs as Mortgagee may from time to time reasonably determine to be necessary for the preservation of the Mortgaged Property and to not commit or permit any waste thereof, and Mortgagee shall have the right to inspect the Mortgaged Property or reasonable notice to Mortgagor.

       8. To comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Mortgaged Property, and not to cause or permit any violation thereof.

       9. If Mortgagor fails to pay any payments under the First Mortgage when due or any other claim, lien or encumbrance which is superior to this Mortgage, or when due, any tax or assessment or insurance premium, or to keep the Mortgaged Property in repair, or shall commit or permit waste, or if there be commenced any action or proceeding affecting the Mortgaged Property or the title thereto, or the interest of Mortgagee therein, including, but not limited to, eminent domain and bankruptcy or reorganization proceedings, then Mortgagee, at its option, may pay said claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and may appear in any such action or proceeding and retain counsel therein, and take such action therein as Mortgagee deems advisable, and for any of such purposes Mortgagee may advance such sums of money, including all costs, reasonable attorney's fees and other items of expense as it deems necessary. Mortgagee shall be the sole judge of the legality, validity and priority of any such claim, lien, encumbrance, tax, assessment and premium and of the amount necessary to be paid in satisfaction thereof. Mortgagee shall not be held accountable for any delay in making any such payment, which delay may result in any additional interest, costs, charges, expenses or otherwise.

       10. Mortgagor will pay to Mortgagee, immediately and without demand, all sums of money advanced by Mortgagee to protect the security hereof pursuant to this Mortgage, including all costs, reasonable attorney's fees and other items of expense, together with interest on each such advancement at the default rate of interest specified in the Note and all such sums and interest thereon shall be secured hereby.

       11. All sums of money secured hereby shall be payable without any relief whatever from any valuation or appraisement laws:

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       12.    Subject to Paragraph (30) hereof, if default be made in payment of any installment of principal or interest of the Note or any part thereof when due, or in payment, when due, or any other sum secured hereby and such default continues for three (3) days beyond the date on which such payment was due, or in performance of any of Mortgagor's obligations, covenants or agreements hereunder and such default is not cured within thirty (30) days after written notice of such default, all of the indebtedness secured hereby shall become and be immediately due and payable at the option of Mortgagee, without further notice or demand which are hereby expressly waived, in which event Mortgagee may avail itself of all rights and remedies, at law or in equity, and this Mortgage may be foreclosed with all rights and remedies afforded by the laws of Florida and Mortgagor shall pay all reasonable costs, charges and expenses thereof, including a reasonable attorney's fee, for any retrial, rehearing or appeals. The indebtedness secured hereby shall bear interest at the Default Rate from and after date of any such default of Mortgagor. If the Note provides for installment payments, the Mortgagee may, at its option, collect a late charge as may be provided for in the Note, to reimburse the Mortgagee for expenses in collecting and servicing such installment payments.

       13. If default be made in payment, when due, of any indebtedness secured hereby, or in performance of any of Mortgagor's obligations, covenants or agreement hereunder, and such default is not cured within any applicable cure period, but, in all cases subject to the rights of the holder of the First Mortgage;

              (a) Mortgagee is authorized at any time, in its sole discretion to enter upon and take possession of the Mortgaged Property or any part thereof, to perform any acts Mortgagee deems necessary or proper to conserve the security and to collect and receive all rents, issued and profits thereof, including those past due as well as those accruing thereafter;

              (b) Mortgagee shall be entitled, as a matter of strict right, without notice and ex parte, and without regard to the value or occupancy of the security, or the solvency of Mortgagor, or the adequacy of the Mortgaged Property as security for the Note, to have a receiver appointed to enter upon and take possession of the Mortgaged Property, collect the rents and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of Florida.

              In either such case, Mortgagee or the receiver may also take possession of, and for these purposes use, any and all personal property which is a party of the Mortgaged Property and used by Mortgagor in the rental or leasing thereof or any party thereof. The reasonable expenses (including receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby. Mortgagee shall (after payment of all costs and expenses incurred) apply such rents, issues and profits received by it on the indebtedness secured hereby in such order as Mortgagee determines. The right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee.

       14. If the indebtedness secured hereby is now or hereafter further secured by chattel mortgages, security interests,

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financing statements, pledges, contracts of guaranty, assignments of leases, or other securities, or if the Mortgaged Property hereby encumbered consists of more than one parcel of real property, Mortgagee may at its option exhaust any one or more of said securities and security hereunder, or such parcels of the security hereunder, either concurrently or independently, and in such order as it may determine.

       15. This mortgage shall secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or to be made at the option of Mortgagee, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, but such secured indebtedness shall not exceed at any time the maximum principal amount of two times the amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies, or insurance, on the Mortgaged Property, with interest on such disbursements. Any such future advances whether obligatory or to be made at the option of the Mortgagee, or otherwise, may be made either prior to or after the due date of the Note or any other notes secured by this Mortgage. This Mortgage is given for the specific purpose of securing any and all indebtedness by the Mortgagor to Mortgagee (but in no event shall the secured indebtedness exceed at any time the maximum principal amount set forth in this paragraph) in whatever manner this indebtedness may be evidenced or represented, until this Mortgage is satisfied of record. All covenants and agreements contained in this Mortgage shall be applicable to all further advances made by Mortgagee to Mortgagor under this future advance clause.

       16. No delay by Mortgagee in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder. No waiver by Mortgagee of any default shall constitute a wavier of or consent to subsequent defaults. No failure of Mortgagee to exercise any option herein given to accelerate maturity of the debt hereby secured, no forbearance by Mortgagee before or after the exercise of such option and no withdrawal or abandonment of foreclosure proceeding by Mortgagee shall be taken or construed as a waiver of its right to exercise such option or to accelerate the maturity of the debt hereby secured by reason of any past, present or future default on the part of Mortgagor; and, in like manner, the procurement of insurance or the payment of taxes or other liens or charges by Mortgagee shall not be taken or construed as a waiver of its right to accelerate the maturity of the debt hereby secured.

       17. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time and from time to time, either before or after the maturity of said note, and without notice or consent:

              (a) Release any person liable for payment of all or any part of the indebtedness or for performance of any obligation;

              (b) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

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              (c)    Exercise or refrain from exercising or waive any right
Mortgagee may have;

              (d)    Accept additional security of any kind; and

              (e) Release or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the Mortgaged Property.

       18. Any agreement hereafter made by Mortgagor and Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

       19. Mortgagor hereby waives all right of homestead exemption, if any, in the Mortgaged Property.

       20. Subject to the terms of the First Mortgage, in the event of condemnation proceedings of the Mortgaged Property, the award or compensation payable thereunder is hereby assigned to and shall be paid to Mortgagee. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, Mortgagee may be represented by counsel selected by Mortgagee. Subject to the terms of the First Mortgage, the proceeds of any award or compensation so received shall, at the option of Mortgagee, either be applied to the prepayment of the Note and at the rate of interest provided therein, regardless of the rate of interest payable on the award by the condemning authority, or at the option of Mortgagee, such award shall be paid over to Mortgagor for restoration of the Mortgaged Property. Notwithstanding the foregoing, if Mortgagor provides written documentation satisfactory to the Mortgagee that the fair market value of the Mortgaged Property (as modified) following relocation of reconstruction after condemnation will be equal to or exceed the fair market value of the Mortgaged Property, both as of the date hereof and as of the date immediately prior to such condemnation, then Mortgagee will apply any condemnation to such relocation or reconstruction rather than as a reduction of principal and interest due under the Note; provided Mortgagor keeps all interest and installment payments current under such Note.

       21. Mortgagor shall provide Mortgagee with the following periodic statements of the operations of and the financial condition of Mortgagor and
Guarantor:

              (a) Annual audited financial statements of Flanders Corporation (the "Guarantor"), on both a consolidated and consolidating basis, to be received by Mortgagee within 90 days of fiscal year end;

              (b) Quarterly internally prepared financial statements of the Guarantor, on both a consolidated and consolidating basis;

              (c) Quarterly compliance certificates certified by an officer of Mortgagor; and

              (d) Copies of such reports as Mortgagor or Guarantor files from time to time with the U.S. Securities and Exchange Commission within thirty (30) days of the date of the filing.

       22. The loan represented by this Mortgage and the Note is personal to the Mortgagor and the Mortgagee made the loan to the Mortgagor based upon the credit of the Mortgagor and the Mortgagee's judgment of the ability of the Mortgagor to repay all

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sums due under this Mortgage, and therefore this Mortgage may not be assumed by any subsequent holder of an interest in the Mortgaged Property. If all or any part of the Mortgaged Property, or any interest therein, is sold, conveyed, transferred (including a transfer by agreement for deed or land contract) or further encumbered by Mortgagor without Mortgagee's prior written consent, excluding the grant of any leasehold interest in the Mortgaged Property not containing an option to purchase, which lease is made in the ordinary course of Mortgagor's business, then in that event Mortgagee may declare all sums secured by this Mortgage immediately due and payable.

       23. Mortgagor shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of any federal, state or local laws, regulations, guidelines, codes and ordinances relating to zoning, land use, health, asbestos usage, industrial hygiene or environmental conditions in, on or under or surrounding the Mortgaged Property including, but not limited to, soil and groundwater conditions; and shall not, other than in compliance with applicable law, use, generate, manufacture, store, release or dispose of in, on, under or surrounding the Mortgaged Property or transport to or from the Mortgaged Property any flammable explosives, radioactive materials, asbestos, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "asbestos," or "asbestos products," "radon" or "radon gas," "hazardous substances," "hazardous wastes," "hazardous materials," "wastes," solid waste," "contaminant" or "toxic substance" under any applicable federal, state or local laws, regulations, guidelines, codes and ordinances (collectively referred to hereinafter as "Hazardous Materials"). Mortgagor represents and warrants that to the best of Mortgagor's knowledge, no Hazardous Materials have been used in the construction of the Mortgaged Property or generated, stored, buried, handled, releases or disposed of on, in under or surrounding the Mortgaged Property or a location that will adversely affect the Mortgaged Property, and there are no facts, conditions or circumstances which could result in an investigation or inquiry by any federal, state or local governmental authority with regard to the foregoing. Mortgagor further warrants, covenants and agrees not to allow the Mortgaged Property to be used as a site for generating, manufacturing, storing, releasing or disposing of Hazardous Materials (without the prior written consent of Mortgagee and unless all required permits, bonds and insurance have been obtained and are maintained). Mortgagor further warrants, covenants and agrees to provide Mortgagee with prompt written notice of (1) any proposed or actual investigation or inquiry of Mortgagor or the Mortgaged Property with regard to Hazardous Materials by any federal, state or local governmental authority (2) Mortgagor's obtaining knowledge of any discovery of or release of any Hazardous Material in, on, under or from the Mortgaged Property or any other site owned, occupied or operated by Mortgagor or by any person for whose conduct Mortgagor is responsible or whose liability may result in a lien on the Mortgaged Property,
(3) Mortgagor's receipt of any notice to such effect regarding (1) or (2) or notice to obtain a permit from any federal, state or local government authority, and (4) Mortgagor's obtaining knowledge of the incurring of any expense or loss by such governmental authority in connection with the assessment, containment or removal of any Hazardous Materials for which expense or loss Mortgagor may be liable or for which expense a lien may be imposed on the Mortgaged Property. Mortgagor warrants, covenants and agrees at all time to comply fully and in a timely manner with, and to cause all employees, agents, contractors and subcontractors of Mortgagor and any other persons occupying or present on the Mortgaged Property to so comply with, all applicable federal, state


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

and local laws, regulations, guidelines, codes and ordinances regarding any Hazardous Materials. Mortgagor warrants, covenants and agrees to indemnify and hold Mortgagee harmless from and against, and immediately pay, any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to, expenses and attorney's fees and legal assistant's fees including such fees and expenses in any appellate proceeding), arising directly or indirectly, in whole or in part, from any past, present or future failure of Mortgagor, its employees, agents, contractors, subcontractors or other such persons, to comply with any such laws, regulations, guidelines, codes or ordinances or the provisions of this Paragraph.

              In the event that Mortgagee incurs any losses, damages, claims, costs, fees, penalties, charges, assessments, taxes, fines or expenses, including reasonable attorney's fees and legal assistants' fees in connection with detection of, monitoring of, cleaning up, removing, disposal of or otherwise eliminating any Hazardous Materials from the Mortgaged Property, such losses, damages, claims, costs, fees, penalties, charges, assessments, taxes, fines or expenses, including reasonable attorneys' fees and legal assistants' fees, shall constitute remedial advances by Mortgagee as provided in Paragraphs 9 and 10 hereinabove. The provisions of this Paragraph will survive the foreclosure of this Mortgage or any deed in lieu of foreclosure delivered to Mortgagee by the Mortgagor.

       24. Mortgagor represents and warrants that if a corporation, it is duly organized and validly existing, in good standing under the laws of the state of its incorporation, has stock outstanding which has been duly and validly issued, and is qualified to do business and is in good standing in the State of Florida, with full power and authority to consummate the loan contemplated hereby; and if a partnership, it is duly formed and validly existing, and is fully qualified to do business in the State of Florida; with full power and authority to consummate the loan contemplated hereby.

       25. In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provisions of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. The total interest payable pursuant to the Note or this Mortgage shall not in any one year exceed the highest lawful rate of interest permitted in the State of Florida.

       26. The covenants and agreements herein contained shall bind and the benefits and advantages shall inure to the respective heirs, executors, administrators, successors, and assigns of the parties hereto. Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. All covenants, agreements and undertakings shall be joint and several. In the event additional numbered covenants or paragraphs are for convenience inserted in this Mortgage, such additional covenants shall be read and given effect as though following this covenant is consecutive order.

       27. Mortgagor shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of the Americans With


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

Disabilities Act of 1990 (hereinafter "ADA") and any other federal, state or local laws, regulations, guidelines, codes or ordinances relating to the accessibility of properties to persons with disabilities. Mortgagor represents and warrants that the Mortgaged Property complies with the requirements of the ADA and all other federal, state and local laws, regulations, guidelines, codes and ordinances regarding the accessibility of properties to persons with disabilities. Mortgagor further warrants that there are no facts, conditions or circumstances, which could result in an investigation or inquiry by any federal, state or local government authority or by any person with disabilities with regard to the foregoing. Mortgagor further warrants and represents that it will provide Mortgagee with prompt written notice of: (1) any investigations or inquiry; (2) the lodging of any grievance or complaint with Mortgagor or with any federal, state or local authority charged with the responsibility of enforcing compliance with the accessibility requirements of the ADA or any other federal, state or local laws, regulations, guidelines, codes or ordinances; (3) the institution of any administrative proceeding which seeks to enforce compliance by Mortgagor with the accessibility requirements of the ADA and any other federal, state or local laws, regulations, guidelines, codes or ordinances; and (4) the filing of a complaint or charge in a court of competent jurisdiction regarding an alleged violation of the ADA or of any other federal, state or local laws, regulations, guidelines, codes and ordinances regarding accessibility of properties to persons with disabilities. Mortgagor further warrants, covenants and agrees that any modification, renovation or remodeling of the Mortgaged Property shall be undertaken and completed in such manner as to ensure that the Mortgage Property continues to meet or exceed the requirements of the ADA and any other federal, state or local laws, regulations, guidelines, codes and ordinances with regard to accessibility of properties to persons with disabilities. Mortgagor further warrants, covenants and agrees to indemnify and hold Mortgagee harmless from and against, and immediately pay any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to expenses and attorneys' fees and legal assistants' fees including such fees and expenses in any appellate or bankruptcy proceedings) arising directly or indirectly, in whole or in part, from any past, present or future failure of Mortgagor, its employees, agents, contractors, subcontractors or other such persons, to comply with the ADA and any other federal, state, or local laws, regulations, guidelines, codes and ordinances, and to take all required remedial action.

              In the event Mortgagee incurs any losses, damages, claims, costs, fees, penalties, charges, assessments, taxes, fines or expenses, including reasonable attorneys' fees and legal assistants' fees in connection with such deemed non-compliance, such losses, damages, claims, costs, fees, penalties, charges, assessments, taxes, fines and expenses, including reasonable attorneys' fees and legal assistants' fees, shall constitute remedial advances by Mortgagee as provided in Paragraph 9 and 10 above. The provisions of this paragraph will survive the foreclosure of this Mortgage or any deed in lieu of foreclosure delivered to Mortgagee by Mortgagor.

       28.    [Intentionally omitted.]

       29.    [Intentionally omitted.]


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

       30. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE ACCEPTING THIS MORTGAGE. FURTHER, MORTGAGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF MORTGAGEE, NOR THE MORTGAGEE'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE MORTGAGEE, NOR MORTGAGEE'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

       31. Breach of Financial Covenants of Guarantor: Mortgagor hereby agrees that the breach of any of the following financial covenants by Guarantor shall be a default hereunder and, upon the occurrence of such an event of default, Mortgagee may exercise any or all of its rights and remedies set forth herein:

              (a) Guarantor shall maintain, as measured quarterly on a consolidated basis an in accordance with generally accepted accounting principles:

              1.     Minimum Current Ratio:                      1.50

              2.     Maximum total Liabilities
                     to Tangible New Worth:                      2.50

              3.     Minimum Fixed Charge Coverage:              1.30
                     (Fixed Charge = EBITDA + Interest Expense +
                     Current Portion of Long Term Debt + Cash
                     Taxes)

              4.     Minimum Tangible Net Worth: $30 million plus
                                           60% of Net Income plus
                                           75% of equity proceeds

       IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the date first above written.

Witnesses as to                    PRECISIONAIRE, INC.
Mortgagor:                         a Florida corporation


/s/ Steven K. Clark                   By: /s/ Gustavo Hermandel
-------------------------             ---------------------------
Name: Steven K. Clark                 Name: /s/ Gustavo Hermandel
     --------------------                  ----------------------
                                      As its  President
                                            ---------------------

/s/ Sylvia Sanchez
-------------------------
Name:  Sylvia Sanchez
     --------------------

                                                        [CORPORATE SEAL]





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

State of  Florida
         ----------------
County of Pinellas
         ----------------


       The foregoing instrument was acknowledged before me on August 27th, 1997, by Gustavo Hernandez, as President of PRECISIONAIRE, INC., a Florida corporation, on behalf of the corporation.

                                          /s/ Sylvia Sanchez
                                          --------------------------------
                                          Notary Public--State of Florida



Personally Known X                        Print Notary Name:
                ---                                         --------------
Produced Identification                   My Commission Number is:
                       -----                                      --------
Type of Identification                    My Commission Expires
                       --------------                           ----------


                                           [SEAL] [OFFICIAL NOTARY SEAL
                                                    SYLVIA L SANCHEZ
                                                    COMMISSION NUMBER
                                                         CC39183
                                                     MY COMMISSION EXP.
                                                     SEPT. 30, 1996]



























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